EXHIBIT 21.1

SUBSIDIARIES OF HAMILTON LANE INCORPORATED (as of May 30, 2019)

Name of Subsidiary	Jurisdiction/State of Incorporation
Alpha Z GP LLC	Delaware
Alpha Z II GP LLC	Delaware
Alpha Z III GP LLC	Delaware
Alpha Z Private Equity Fund III L.P.	Cayman Islands
Alpha Z Private Equity Fund II, LP	Cayman Islands
Alpha Z Private Equity Fund, LP	Cayman Islands
AUSPE Fund GP LLC	Delaware
AUSPE Fund L.P.	Cayman Islands
Capital Yuan Tao Associates, L.P.	Cayman Islands
Capital Yuan Tao GP, LLC	Delaware
COPTL, LP	Delaware
CT Offshore Private Investments LP	Cayman Islands
CT Private Investments GP LLC	Delaware
CT Private Investments LP	Delaware
Edgewood Partners LP	Delaware
Epsilon Investment GP LLC	Delaware
Epsilon Pension Investment Canada LP	Cayman islands
Fifth Stockholm Global Private Equity LP	Delaware
Fifth Stockholm CI SPV Cayman LP	Cayman Islands
Fifth Stockholm CI SPV LP	Delaware
Finance Street AIV Splitter L.P.	Delaware
Finance Street GP LLC	Delaware
Finance Street, LP	Cayman Islands
First Stockholm Global Private Equity L.P.	Delaware
Florida Growth Fund II LLC	Delaware
Florida Growth Fund LLC	Delaware
Fourth Stockholm Co-Investment Blocker LP	Cayman Islands
Fourth Stockholm Co-Investment SPV L.P.	Delaware
Fourth Stockholm Global Private Equity L.P.	Delaware
Fourth Stockholm Pyramid Blocker Corp.	Delaware
Golden State Investment Fund LLC	Delaware
Green Core Fund L.P.	Cayman Islands
Green Core GP LLC	Delaware
Hamilton Lane (Australia) Pty Limited	Australia
Hamilton Lane (Hong Kong) Limited	Hong Kong
Hamilton Lane (Canada) LLC	Delaware
Hamilton Lane (Israel) Limited	Israel
Hamilton Lane (Germany) GmBH	Germany
Hamilton Lane (Japan) GK	Japan
Hamilton Lane (UK) Limited	United Kingdom
Hamilton Lane (UK) Limited – German Branch	Germany
Hamilton Lane Aalto Fund	Luxembourg
Hamilton Lane Advisors, L.L.C.	Pennsylvania
Hamilton Lane Advisors, L.L.C. – Korea branch	Korea
Hamilton Lane AIFM LTD	United Kingdom

Name of Subsidiary	Jurisdiction/State of Incorporation
Hamilton Lane AP7 Private Equity Investments LP	Delaware
Hamilton Lane Brasil Fundo de Fundos II – Fundo de Investimento em Participações Multiestratégia.	Brazil
Hamilton Lane Brasil Fundo de Investmento em Quotas de Fundo de Investimento Multimercado	Brazil
Hamilton Lane Capital Opportunities Fund LP	Delaware
Hamilton Lane CI2 AIV-A LP	Delaware
Hamilton Lane CI2 AIV-B LP	Delaware
Hamilton Lane CI2 AIV-C LP	Delaware
Hamilton Lane CI2 Offshore SIV-A L.P.	Cayman Islands
Hamilton Lane Co-Investment Feeder Fund III LP	Delaware
Hamilton Lane Co-Investment Feeder Fund IV LP	Cayman Islands
Hamilton Lane Co-Investment Fund II CH DE Blocker L.P.	Delaware
Hamilton Lane Co-Investment Fund II Holdings LP	Delaware
Hamilton Lane Co-Investment Fund II L.P.	Delaware
Hamilton Lane Co-Investment Fund III (U.S.) Blocker LP	Delaware
Hamilton Lane Co-Investment Fund III (U.S.) Blocker-2 LP	Delaware
Hamilton Lane Co-Investment Fund III (U.S.) Blocker-3 LP	Delaware
Hamilton Lane Co-Investment Fund III (U.S.) Blocker-4 LP	Delaware
Hamilton Lane Co-Investment Fund III (U.S.) Blocker-5 LP	Delaware
Hamilton Lane Co-Investment Fund III (U.S.) Blocker-6 JJ LP	Delaware
Hamilton Lane Co-Investment Fund III (U.S.) Blocker-7 WWEX LP	Delaware
Hamilton Lane Co-Investment Fund III (U.S.) Blocker-8 DM LP	Delaware
Hamilton Lane Co-Investment Fund III (U.S.) Blocker-9 Smile Doc LP	Delaware
Hamilton Lane Co-Investment Fund III Cayman Blocker-2 LP	Cayman Islands
Hamilton Lane Co-Investment Fund III Holdings LP	Delaware
Hamilton Lane Co-Investment Fund III Holdings-2 LP	Delaware
Hamilton Lane Co-Investment Fund III LP	Delaware
Hamilton Lane Co-Investment Fund IV Holdings LP	Delaware
Hamilton Lane Co-Investment Fund IV Holdings-2 LP	Delaware
Hamilton Lane Co-Investment Fund IV LP	Delaware
Hamilton Lane Co-Investment Fund, LP	Delaware
Hamilton Lane Co-Investment GP II LLC	Delaware
Hamilton Lane Co-Investment GP III LLC	Delaware
Hamilton Lane Co-Investment GP IV LLC	Delaware
Hamilton Lane Co-Investment GP, LLC	Delaware
Hamilton Lane Co-Investment III (U.S.) Blocker-8 DM LP	Delaware
Hamilton Lane Co-Investment Offshore Fund II L.P	Cayman Islands
Hamilton Lane Co-Investment Offshore Fund IV LP	Cayman Islands
Hamilton Lane Co-Investment Offshore Fund L.P.	Cayman Islands
Hamilton Lane COPTL, LLC	Pennsylvania
Hamilton Lane ENPAM Fund	Luxembourg
Hamilton Lane European Investors SCA SICAV-RAIF	Luxembourg
Hamilton Lane European Investors SCA SICAV-RAIF - CI IV Parallel Sub-Fund	Luxembourg
Hamilton Lane European Investors SCA SICAV-RAIF - PEF X Parallel Sub-Fund	Luxembourg
Hamilton Lane European Partners SICAV-SIF	Luxembourg
Hamilton Lane European Partners SICAV-SIF CI-III Parallel Sub-Fund	Luxembourg

Name of Subsidiary	Jurisdiction/State of Incorporation
Hamilton Lane European Partners SICAV-SIF PEF IX Parallel Sub-Fund	Luxembourg
Hamilton Lane Fundo de Investmento em Participacoes Co-Investimento	Brazil
Hamilton Lane Fundo de Investmento em Quotas de Fundos de Investimento em Participacoes	Brazil
Hamilton Lane Global Private Assets Fund	Luxembourg
Hamilton Lane Global Private Assets Fund (AUD)	Australia
Hamilton Lane Global SMID II GP LLC	Delaware
Hamilton Lane Global SMID II LP	Cayman Islands
Hamilton Lane Global SMID, L.P.	Cayman Islands
Hamilton Lane GP IX, LLC	Delaware
Hamilton Lane GP S.à r.l.	Luxembourg
Hamilton Lane GP VI, LLC	Delaware
Hamilton Lane GP VII, LLC	Delaware
Hamilton Lane GP VIII, LLC	Delaware
Hamilton Lane GP X LLC	Delaware
Hamilton Lane Impact Fund LP	Delaware
Hamilton Lane Investimentos Ltda.	Brazil
Hamilton Lane Investment Holdings, LLC	Delaware
Hamilton Lane Investors GP LLC	Delaware
Hamilton Lane Investors LP	Delaware
Hamilton Lane Investors LP, Series HA-P	Delaware
Hamilton Lane Investors LP, Series PN-P	Delaware
Hamilton Lane Investors LP, Series PT	Delaware
Hamilton Lane Investors LP, Series RD-P	Delaware
Hamilton Lane Investors LP, Series VR-P	Delaware
Hamilton Lane Innovate Canada Fund LP	Canada
Hamilton Lane Market Street Opportunities Fund LP	Delaware
Hamilton Lane Market Street Opportunities Offshore Fund LP	Cayman Islands
Hamilton Lane New York Co-Investment II, LLC Hamilton Lane New York Co-Investment III, LLC	Delaware Delaware
Hamilton Lane New York Co-Investment, LLC	Delaware
Hamilton Lane New York II, LLC	Delaware
Hamilton Lane New York LLC	Pennsylvania
Hamilton Lane NM Fund I LP	Delaware
Hamilton Lane Parallel Investors (AS) LP, Series AS	Delaware
Hamilton Lane Parallel Investors, LP	Delaware
Hamilton Lane Parallel Investors LP, Series HA	Cayman Islands
Hamilton Lane Parallel Investors LP, Series PN	Cayman Islands
Hamilton Lane Parallel Investors LP, Series RD	Cayman Islands
Hamilton Lane Parallel Investors LP, Series VR	Cayman Islands
HL Parallel Investors Cayman Blocker (Series HA) LP	Cayman Islands
HL Parallel Investors Cayman Blocker (Series PN) LP	Cayman Islands
HL Parallel Investors Cayman Blocker (Series RD) LP	Cayman Islands
HL Parallel Investors Cayman Blocker (Series VR) LP	Cayman Islands
HL Parallel Investors Delaware Blocker (Series HA) LP	Delaware
HL Parallel Investors Delaware Blocker (Series PN) LP	Delaware
HL Parallel Investors Delaware Blocker (Series RD) LP	Delaware
HL Parallel Investors Delaware Blocker (Series VR) LP	Delaware

Name of Subsidiary	Jurisdiction/State of Incorporation
Hamilton Lane PMOF PH DE Blocker LP	Delaware
Hamilton Lane Private Equity Feeder Fund S.C.A. SICAV-SIF	Luxembourg
Hamilton Lane Private Equity Feeder Fund S.C.A. SICAV-SIF HL PE Fund VII Series A Sub-Fund	Luxembourg
Hamilton Lane Private Equity Feeder Fund S.C.A. SICAV-SIF HL PE Fund VII Series B Sub-Fund	Luxembourg
Hamilton Lane Private Equity Fund For the Benefit of Marco Consulting Group Clients, LP	Delaware
Hamilton Lane Private Equity Fund IV, LP	Guernsey
Hamilton Lane Private Equity Fund IX Holdings LP	Delaware
Hamilton Lane Private Equity Fund IX LP	Delaware
Hamilton Lane Private Equity Fund plc	Ireland
Hamilton Lane Private Equity Fund V, LP	Guernsey
Hamilton Lane Private Equity Fund VI LP	Delaware
Hamilton Lane Private Equity Fund VII L.P.	Delaware
Hamilton Lane Private Equity Fund VII L.P., Series A	Delaware
Hamilton Lane Private Equity Fund VII L.P., Series B	Delaware
Hamilton Lane Private Equity Fund VIII LP	Delaware
Hamilton Lane Private Equity Fund VIII LP, Global Series	Delaware
Hamilton Lane Private Equity Fund X LP	Delaware
Hamilton Lane Private Equity Fund X Holdings LP	Delaware
Hamilton Lane Private Equity Offshore Fund IX LP	Cayman Islands
Hamilton Lane Private Equity Offshore Fund VI LP	Cayman Islands
Hamilton Lane Private Equity Offshore Fund VII, LP	Cayman Islands
Hamilton Lane Private Equity Offshore Fund VII, LP, Series A	Cayman Islands
Hamilton Lane Private Equity Offshore Fund VII, LP, Series B	Cayman Islands
Hamilton Lane Private Equity Offshore Fund VIII LP	Cayman Islands
Hamilton Lane Private Equity Offshore Fund X LP	Cayman Islands
Hamilton Lane Private Equity Partners LP	British Virgin Islands
Hamilton Lane Private Markets Opportunity Feeder Fund (Credit Series) LP	Cayman Islands
Hamilton Lane Private Markets Opportunity Feeder Fund (Fund-of-Funds Series II) LP	Cayman Islands
Hamilton Lane Private Markets Opportunity Feeder Fund (Fund-of-Funds Series) LP	Cayman Islands
Hamilton Lane Private Markets Opportunity Fund LP	Delaware
Hamilton Lane Private Markets Opportunity Fund LP, Fund-of-Funds Series	Delaware
Hamilton Lane Private Markets Opportunity Fund LP, Credit Series	Delaware
Hamilton Lane Real Assets Fund LP	Delaware
Hamilton Lane Real Assets Offshore Fund LP	Cayman Islands
Hamilton Lane Secondary Feeder Fund IV-A LP	Delaware
Hamilton Lane Secondary Feeder Fund IV-B LP	Cayman Islands
Hamilton Lane Secondary Feeder Fund V-A LP	Delaware
Hamilton Lane Secondary Feeder Fund V-B LP	Cayman Islands
Hamilton Lane Secondary Fund II GP LLC	Delaware
Hamilton Lane Secondary Fund II LP	Delaware
Hamilton Lane Secondary Fund III GP LLC	Delaware
Hamilton Lane Secondary Fund III LP	Delaware

Name of Subsidiary	Jurisdiction/State of Incorporation
Hamilton Lane Secondary Fund III-A Blocker LP	Delaware
Hamilton Lane Secondary Fund III-A Cayman Blocker L.P.	Cayman Islands
Hamilton Lane Secondary Fund III-A LP	Delaware
Hamilton Lane Secondary Fund III-B Blocker LP	Delaware
Hamilton Lane Secondary Fund III-B Cayman Blocker L.P.	Cayman Islands
Hamilton Lane Secondary Fund III-B LP	Delaware
Hamilton Lane Secondary Fund IV GP LLC	Delaware
Hamilton Lane Secondary Fund IV LP	Delaware
Hamilton Lane Secondary Fund IV-EU LP	United Kingdom
Hamilton Lane Secondary Fund, LP	Delaware
Hamilton Lane Secondary Fund, LP, Series A	Delaware
Hamilton Lane Secondary Fund, LP, Series B	Delaware
Hamilton Lane Secondary Fund, LP, Series C	Delaware
Hamilton Lane Secondary Fund, LP, Series D	Delaware
Hamilton Lane Secondary Fund, LP, Series E	Delaware
Hamilton Lane Secondary Fund V GP LLC	Delaware
Hamilton Lane Secondary Fund V LP	Delaware
Hamilton Lane Secondary GP, LLC	Delaware
Hamilton Lane Secondary Offshore Fund II L.P.	Cayman Islands
Hamilton Lane Securities, LLC	Delaware
Hamilton Lane SF2 GP Nominee Holdco Inc.	Delaware
Hamilton Lane SF2 Offshore AIV-A LP	Cayman Islands
Hamilton Lane SKR Fund	Luxembourg
Hamilton Lane SMID Fund, L.P.	Delaware
Hamilton Lane SOMPO Investments Ltd.	Cayman Islands
Hamilton Lane SPV GP LLC	Delaware
Hamilton Lane Strategic Opportunities 2015 Fund LP	Delaware
Hamilton Lane Strategic Opportunities 2015 GP LLC	Delaware
Hamilton Lane Strategic Opportunities 2015 Offshore Fund LP	Cayman Islands
Hamilton Lane Strategic Opportunities 2016 Fund LP	Delaware
Hamilton Lane Strategic Opportunities 2016 GP LLC	Delaware
Hamilton Lane Strategic Opportunities 2016 Offshore Fund LP	Cayman Islands
Hamilton Lane Strategic Opportunities 2017 Fund Holdings LP	Delaware
Hamilton Lane Strategic Opportunities 2017 Fund LP	Delaware
Hamilton Lane Strategic Opportunities 2017 Fund PH DE Blocker LP	Delaware
Hamilton Lane Strategic Opportunities 2017 Fund S.C.S.	Luxembourg
Hamilton Lane Strategic Opportunities 2017 GP LLC	Delaware
Hamilton Lane Strategic Opportunities 2017 GP S.à r.l.	Luxembourg
Hamilton Lane Strategic Opportunities 2017 Offshore Fund LP	Cayman Islands
Hamilton Lane Strategic Opportunities 2018 GP LLC	Delaware
Hamilton Lane Strategic Opportunities 2018 GP S.à r.l.	Luxembourg
Hamilton Lane Strategic Opportunities Fund IV (Series 2018) SCS	Luxembourg
Hamilton Lane Strategic Opportunities Fund IV (Series 2018) Holdings LP	Delaware
Hamilton Lane Strategic Opportunities Fund IV (Series 2018) LP	Delaware
Hamilton Lane Strategic Opportunities Fund V (Series 2019) GP LLC	Delaware
Hamilton Lane Strategic Opportunities Fund V (Series 2019) LP	Delaware
Hamilton Lane Strategic Opportunities Offshore Fund IV (Series 2018) LP	Cayman Islands
Hamilton Lane Strategic Opportunities Offshore Fund V (Series 2019) LP	Cayman Islands

Name of Subsidiary	Jurisdiction/State of Incorporation
Hamilton Lane Venture Capital Fund GP, LLC	Delaware
Hamilton Lane Venture Capital Fund LP	Delaware
Hamilton Lane Venture Capital Fund LP, Series 2009	Delaware
Hamilton Lane Venture Capital Fund LP, Series 2010	Delaware
Hamilton Lane Venture Capital Fund LP, Series 2011	Delaware
Hamilton Lane Venture Capital Fund LP, Series 2012	Delaware
Hamilton Lane Venture Capital Fund LP, Series 2013	Delaware
Hamilton Lane Venture Capital Fund LP, Series 2014	Delaware
Hamilton Lane Venture Capital Fund LP, Series 2015	Delaware
Hamilton Lane Venture Capital Fund LP, Series 2016	Delaware
Hamilton Lane Venture Capital Fund LP, Series 2017	Delaware
Hamilton Lane Venture Capital Fund LP, Series 2018	Delaware
Hamilton Lane Venture Capital Fund LP, Series 2019	Delaware
Hamilton Lane Venture Capital Fund LP, Series CL	Delaware
Hamilton Lane Venture Capital Offshore Fund LP, Series 2009	Cayman Islands
Hamilton Lane Venture Capital Offshore Fund LP, Series 2010	Cayman Islands
Hamilton Lane Venture Capital Offshore Fund LP, Series 2011	Cayman Islands
Hamilton Lane Venture Capital Offshore Fund LP, Series 2012	Cayman Islands
Hamilton Lane Venture Capital Offshore Fund LP, Series 2013	Cayman Islands
Hamilton Lane Venture Capital Offshore Fund LP, Series 2014	Cayman Islands
Hamilton Lane Venture Capital Offshore Fund LP, Series 2015	Cayman Islands
Hamilton Lane Venture Capital Offshore Fund LP, Series 2016	Cayman Islands
Hamilton Lane Venture Capital Offshore Fund LP, Series 2017	Cayman Islands
Hamilton Lane Venture Capital Offshore Fund LP, Series 2018	Cayman Islands
Hamilton Lane Venture Capital Offshore Fund LP, Series 2019	Cayman Islands
Hamilton Lane Venture Capital Offshore Fund LP, Series CL	Cayman Islands
Hamilton Lane/BNP CI AIV-A UK LP	United Kingdom
Hamilton Lane/BNP CI AIV-B UK LP	United Kingdom
Hamilton Lane/BNP CI AIV-C UK LP	United Kingdom
Hamilton Lane/BNP Co-Investment Fund GenPar GP LLC	Delaware
Hamilton Lane/BNP Co-Investment Fund GP LP	Delaware
Hamilton Lane/BNP Co-Investment Vehicle UK LP	United Kingdom
Hamilton Lane–Carpenters Partnership Fund II L.P	Delaware
Hamilton Lane-Carpenters Partnership Fund III L.P.	Delaware
Hamilton Lane-Carpenters Partnership Fund IV L.P.	Delaware
Hamilton Lane-Carpenters Partnership Fund, L.P.	Delaware
Hamilton Lane-Carpenters Partnership Fund V L.P.	Delaware
Harel-Hamilton Lane GP LLC	Delaware
Harel-Hamilton Lane LP	Cayman Islands
HL Aalto Splitter GP LLC	Delaware
HL Aalto Fund Splitter LP	Delaware
HL Account Management LLC	Delaware
HL AP7 Manager LLC	Delaware
HL AP7 Private Equity Investments LLC	Delaware
HL Blue Buyout Focus 2019	Cayman Islands
HL Blue Buyout Focus 2019 Limited	Cayman Islands
HL Capital Opportunities GP LLC	Delaware
HL Carried Interest 2012-2014 GP LLC	Delaware

Name of Subsidiary	Jurisdiction/State of Incorporation
HL Carried Interest 2015-2016 GP LLC	Delaware
HL Carried Interest 2017 GP LLC	Delaware
HL Carried Interest 2012-2014 LP	Delaware
HL Carried Interest 2015-2016 LP	Delaware
HL Carried Interest 2017 LP	Delaware
HL CI-IV Blocker (DE) LP	Delaware
HL City Line Partners L.P.	Delaware
HL Edgewood GP LLC	Delaware
HL ENPAM Fund Splitter LP	Delaware
HL ENPAM GP S.à r.l.	Luxembourg
HL ENPAM Splitter GP LLC	Delaware
HL European Investors GP S.à r.l.	Luxembourg
HL European Partners GP S.à r.l.	Luxembourg
HL Evergreen Secondary Fund GP LLC	Delaware
HL Florida Growth LLC	Delaware
HL General Partner V Limited	Pennsylvania
HL Global Private Assets GP S.à r.l.	Luxembourg
HL Global SMID GP LLC	Delaware
HL Golden State, LLC	Delaware
HL GPA GP LLC	Delaware
HL GPA Holdings LLC	Delaware
HL Impact Cayman Blocker LP	Cayman Islands
HL Impact Delaware Blocker LP	Delaware
HL Impact Fund GP LLC	Delaware
HL Impact Holdings LP	Delaware
HL Innovate Canada GP Ltd.	Canada
HL International Clal DE Blocker LP	Delaware
HL International Clal Feeder LP	Cayman Islands
HL International Clal SMID Feeder LP	Cayman Islands
HL International Investors (Series H1 Feeder) LP	Cayman Islands
HL International Investors (Series H1 Feeder-A) LLC	Delaware
HL International Investors (Series H2 Feeder LP	Cayman Islands
HL International Investors (Series I Feeder) LP	Cayman Islands
HL International Investors GP LLC	Delaware
HL International Investors LP	Delaware
HL International Investors LP, Secondary Opportunities Series	Delaware
HL International Investors LP, Series A	Delaware
HL International Investors LP, Series B	Delaware
HL International Investors LP, Series C	Delaware
HL International Investors LP, Series D	Delaware
HL International Investors LP, Series E	Delaware
HL International Investors LP, Series F	Delaware
HL International Investors LP, Series G	Delaware
HL International Investors LP, Series H	Delaware
HL International Investors LP, Series H1	Delaware
HL International Investors LP, Series H2	Delaware
HL International Investors LP, Series H3	Delaware

Name of Subsidiary	Jurisdiction/State of Incorporation
HL International Investors LP, HL Secondary Opportunities 2018 Series	Delaware
HL International Investors LP, Series I	Delaware
HL International Investors LP, Series J	Delaware
HL International Investors LP, Series K	Delaware
HL International Investors LP, Series L	Delaware
HL International Investors LP, Series M	Delaware
HL International Investors LP, Series N	Delaware
HL International Investors LP, Series O	Delaware
HL International Investors LP, Series P	Delaware
HL International Investors LP, Series Q	Delaware
HL Lake Success GP LP	Delaware
HL Large Buyout Club Fund GP S.à.r.l.	Luxembourg
HL Large Buyout Club Fund II GP LLC	Delaware
HL Large Buyout Club Fund II SA RAIF	Luxembourg
HL Large Buyout Club Fund III Feeder Fund A	Luxembourg
HL Large Buyout Club Fund III Feeder Fund B	Luxembourg
HL Large Buyout Club Fund III GP S.à.r.l.	Luxembourg
HL Large Buyout Club Fund III SCS	Luxembourg
HL Large Buyout Club Fund SCS	Luxembourg
HL Magellan Investment SPV-11 L.P.	Delaware
HL Management Investors, LLC	Delaware
HL Market Street GP LLC	Delaware
HL Miras Secondary Fund LP	Cayman Islands
HL Multi Co-Invest S.à r.l.	Luxembourg
HL MVPE16 GP LLC	Delaware
HL Nevada Fund Manager, LLC	Delaware
HL Newco 1 GP LLC	Delaware
HL Lake Hempstead GP LLC	Delaware
HL Lake Success GP LLC	Delaware
HL Moran GP LLC	Delaware
HL Newco 3 GP LLC	Delaware
HL NM Fund I GP LLC	Delaware
HL NM Secondary Opportunity GP LLC	Delaware
HL NY Apt GP LLC	Delaware
HL NY Apt L.P.	Delaware
HL NMERB Co-Investment GP LLC	Delaware
HL NPS Co-Investment Fund III Cayman Blocker LP	Cayman Islands
HL NPS Co-Investment Fund LP	Delaware
HL NPS Co-Investment GP LLC	Delaware
HL NPS Co-Investment Master Fund LP	Delaware
HL Offshore Holdings GP, LLC	Delaware
HL PA Co-Investment GP LLC	Delaware
HL PE Fund for the Benefit of MCG Clients GP LLC	Delaware
HL Pennsylvania Co-Investment Fund, L.P.	Delaware
HL PMOF GP LLC	Delaware
HL PMOF PH DE Blocker GP LLC	Delaware
HL Private Assets Holdings LP	Cayman Islands

Name of Subsidiary	Jurisdiction/State of Incorporation
HL Project A SPV Ltd.	Cayman Islands
HL Real Assets GP LLC	Delaware
HL Reformation GP LLC	Delaware
HL Second Stockholm GP LLC	Delaware
HL Secondary Aggregator I L.P.	Delaware
HL Secondary Investment SPV-10 Wolf LP	Delaware
HL Secondary Investment SPV-12 (Roark) L.P.	Delaware
HL Secondary Investment SPV-13 (Accretive) L.P.	Delaware
HL Secondary Investment SPV-5 L.P.	Delaware
HL Secondary Investment SPV-6 L.P.	Delaware
HL Secondary Investment SPV-6A L.P.	Delaware
HL Secondary Investment SPV-7 L.P.	Delaware
HL Secondary Investment SPV-8 L.P.	Delaware
HL Secondary Investment SPV-9 L.P.	Delaware
HL SKR Fund Holder LLC	Delaware
HL SLP GP, LLC	Delaware
HL SLP, LP, Series 2019	Delaware
HL SLP, LP, Series 2020	Delaware
HL SMID GP LLC	Delaware
HL SO-IV (Series 2018) DE Blocker (Ryan) LP	Delaware
HL Strategic Opportunities 2017 DE Blocker (Ryan) LP	Delaware
HL Technology Services LLC	Delaware
HL Utes GP LLC	Delaware
HL Wyoming Nowood Fund GP, LLC	Delaware
HL/AS Global Coinvest GP LLC	Delaware
HL/AS Global Coinvest LP	Delaware
HL/BNP Co-Investment Vehicle UK GP LLP	United Kingdom
HL-HP Global Investments GP LLC	Delaware
HL-HP Global Investments LP	Delaware
HL/NY Israel Investment Fund GP LLC	Delaware
HLA Carpenters II, LLC	Delaware
HLA Carpenters III, LLC	Delaware
HLA Carpenters IV, LLC	Delaware
HLA Carpenters, LLC	Pennsylvania
HLA Carpenters V LLC	Delaware
HLSA Holdings II, LLC	Delaware
HLSA Holdings, LLC	Delaware
HLSF IV Holdings LP	Delaware
HLSF IV SPV-A Inc.	Delaware
HLSF IV SPV-A (Cayman) LP	Cayman Islands
HLSF IV SPV-A Splitter LP	Delaware
HLSF IV-A Blocker (Cayman) LP	Cayman Islands
HLSF IV-A Blocker (DE) LP, Series 1	Delaware
HLSF IV-B Blocker (Cayman) LP	Cayman Islands
HLSF IV-B Blocker (DE) LP, Series 1	Delaware
HLSF IV-C Blocker (DE) LP	Delaware
HLSF IV-EU Blocker (Cayman) LP	Cayman Islands
HLSF IV-EU GP LLP	United Kingdom

Name of Subsidiary	Jurisdiction/State of Incorporation
HLSF Silver Cup, LP	Cayman Islands
HLSF V Holdings LP	Delaware
HLSF V-A Blocker (Cayman) LP	Cayman Islands
HLSF V-A Blocker (DE) LP	Delaware
HLSF V-B Blocker (Cayman) LP	Cayman Islands
HLSF V-B Blocker (DE) LP	Delaware
HLSF V-EU Blocker (Cayman) LP	Cayman Islands
HLSP Investment Management II Limited	Guernsey
HLSP Investment Management III Limited	Guernsey
HLSP Investment Management L.L.C.	Colorado
HLUS Holdings LLC	Delaware
Hospital Sisters Health System Strategic Fund LP	Cayman Islands
HSHS Strategic GP LLC	Delaware
Hudson River Co-Investment Fund II, L.P.	Delaware
Hudson River Co-Investment Fund III, L.P.	Delaware
Hudson River Co-Investment Fund, L.P.	Delaware
Innovation Lane GP LLC	Delaware
Innovation Lane LP	Delaware
JATI GP LLC	Delaware
JATI Private Equity Fund III, LP	Cayman Islands
JATI Private Equity Fund II L.P.	Cayman Islands
JATI Private Equity Fund, LP	Cayman Islands
KAY-Hamilton Lane GP LLC	Delaware
KAY-Hamilton Lane LP	Cayman Islands
KPI – Hamilton Lane Multi-Strategy Fund I GP LLC	Delaware
KPI – Hamilton Lane Multi-Strategy Fund I LP	Cayman Islands
KPI – Hamilton Lane Multi-Strategy Fund I Master LP	Delaware
KPS – Hamilton Lane Multi-Strategy Fund I LP	Cayman Islands
KPS – Hamilton Lane Multi-Strategy Fund I GP LLC	Delaware
KPS – Hamilton Lane Multi-Strategy Fund I Master LP	Delaware
Lake Hempstead Fund, L.P.	Delaware
Lake Success Fund, L.P.	Delaware
Libra Taurus Investments Ltd.	Cayman Islands
Libra Taurus PE Fund	Cayman Islands
Libra Taurus PE Fund GP LLC	Delaware
Libra Taurus PE Fund Master LP	Delaware
Moran Real Asset Fund II, L.P.	Delaware
Moran Real Asset Fund, L.P.	Delaware
MVPE16 PH DE Blocker LP	Delaware
MVPE16 Paysafe LP	Delaware
New York Credit Co-Investment Fund GP II LLC	Delaware
New York Credit Co-Investment Fund GP LLC	Delaware
New York Credit Co-Investment Fund II L.P.	Delaware
New York Credit Co-Investment Fund L.P.	Delaware
New York Credit SBIC Fund GP LLC	Delaware
New York Credit SBIC Fund L.P.	Delaware
NJHL European Buyout Investment Fund L.P.	Delaware
NJHL Investments GP LLC	Delaware

Name of Subsidiary	Jurisdiction/State of Incorporation
NS Private Equity Fund, LP	Cayman Islands
NS Private Equity GP LLC	Delaware
Private Market Connect LLC	Delaware
RAPM NM Secondary Opportunity Fund, L.P.	Delaware
Reformation Private Fund GP LLC	Delaware
Reformation Private Fund LP	Cayman Islands
Second Stockholm Global Private Equity L.P.	Delaware
Secondary Investment SPV-1 GP LLC	Delaware
Secondary Investment SPV-1, L.P.	Delaware
Secondary Investment SPV-2 GP LLC	Delaware
Secondary Investment SPV-2 L.P.	Delaware
Secondary Investment SPV-3 GP LLC	Delaware
Secondary Investment SPV-3 L.P.	Delaware
Secondary Investment SPV-4 GP LLC	Delaware
Secondary Investment SPV-4 LP	Delaware
Silver State Opportunities Fund, LLC	Nevada
SR HL PE 1 GP LLC	Delaware
SRE HL PE 1 (Master) LP	Delaware
SRE HL PE 1 LP	Cayman Islands
SREH HL PE 1 (Master) LP	Delaware
SREH HL PE 1 LP	Cayman Islands
SRZ HL PE 1 (Master) LP	Delaware
SRZ HL PE 1 LP	Cayman Islands
Tarragon GP, LLC	Delaware
Tarragon LP	Cayman Islands
Tarragon Master Fund LP	Delaware
The Hudson River Fund II, LP	Delaware
The Hudson River Fund L.P.	Delaware
The Markaz/Hamilton Lane Technology Fund, LP	Guernsey
Third Stockholm Global Private Equity L.P.	Delaware
Utah Real Assets Portfolio LP	Delaware
Wyoming Nowood Fund LP	Delaware